exhibit e(2)

                                ______ __, 2004


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

     Re:      Distribution Agreement dated as of September 5, 2000

Ladies and Gentlemen:

     We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                           CITIFUNDS TRUST I
                           SMITH BARNEY TRUST II (f/k/a CitiFunds Trust II) CITIFUNDS TRUST III
                           CITIFUNDS TAX FREE RESERVES
                           CITIFUNDS FIXED INCOME TRUST
                           CITIFUNDS MULTI-STATE TAX FREE TRUST
                           SALOMON FUNDS TRUST
                                (f/k/a CitiFunds Tax Free Income Trust)
                           CITIFUNDS INTERNATIONAL TRUST
                           CITIFUNDS PREMIUM TRUST
                           CITIFUNDS INSTITUTIONAL TRUSt
                           VARIABLE ANNUITY PORTFOLIOS,
                           each on behalf of its series listed on Exhibit A attached hereto



                           By:

                           Title:

Agreed:

CITIGROUP GLOBAL MARKETS INC.

By:

Title:

                                                                      Exhibit A


Trust and Fund                           Classes of Shares                      Effective Date

CitiFunds Trust I
Citi Institutional Money Reserves        Class A*                               March 27, 2003

Salomon Brothers Aggressive Growth Fund
                                         Class A*                               April 2, 2004
                                         Class B*                               April 2, 2004
                                         Class C*                               April 2, 2004
                                         Class O                                April 2, 2004
                                         Class Y                                April 2, 2004

Smith Barney  Emerging  Markets  Equity
Fund                                     Class A*
                                         Class B*
                                         Class C*
                                         Class Y

Smith Barney Trust II (Formerly CitiFunds Trust II)
Smith    Barney    Small   Cap   Growth
Opportunities Fund                       Class A*                               September 11, 2000
                                         Class B*                               September 11, 2000
                                         Class L*                               September 11, 2000
                                         Class Y                                September 11, 2000

Smith  Barney  International  Large Cap
Fund                                     Class A*                               April 30, 2002
                                         Class B*                               April 30, 2002
                                         Class L*                               April 30, 2002
                                         Class Y                                April 30, 2002

Smith Barney Capital Preservation Fund   Class A*                               March 29, 2002
                                         Class B*                               March 29, 2002
                                         Class L*                               March 29, 2002

Smith Barney Capital  Preservation Fund  Class A*                               September 17, 2002
II                                       Class B*                               September 17, 2002
                                         Class L*                               September 17, 2002

Smith Barney Short  Duration  Municipal
Income Fund                              Class A*                               March 3, 2003
                                         Class B*                               March 3, 2003
                                         Class L*                               March 3, 2003
                                         Class Y                                March 3, 2003

CitiFunds Trust III
Citi Cash Reserves                       Class N*                               January 1, 2001

Citi U.S. Treasury Reserves              Class N*                               January 1, 2001

Citi California Tax Free Reserves        Class N*                               December 7, 2001
Citi Connecticut Tax Free Reserves       Class N*                               December 7, 2001
                                         Smith   Barney     Connecticut   Money
                                         Market Portfolio - Class A*
                                         Smith   Barney     Connecticut   Money  December 7, 2001
                                         Market Portfolio - Class Y

                                                                                December 7, 2001

Citi New York Tax Free Reserves          Class N*                               December 7, 2001

Citi Tax Free Reserves                   Class N*                               December 7, 2001

Salomon Funds Trust
(formerly CitiFunds Tax Free Income Trust)

Salomon Brothers Mid Cap Fund            Class A*                               June 19, 2001
                                         Class B*
                                         Class O
                                         Class 2*

Salomon  Brothers   National  Tax  Free  Class A*                               September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*

Salomon  Brothers  California  Tax Free  Class A*                               September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*

Salomon  Brothers  New  York  Tax  Free  Class A*                               September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*

CitiFunds Premium Trust
Citi Premium Liquid Reserves*            N/A                                    January 1, 2001

Citi Premium U.S. Treasury Reserves*     N/A                                    January 1, 2001


CitiFunds Institutional Trust
Citi Institutional Liquid Reserves       Class A*                               January 1, 2001
                                         SVB   Securities    Liquid   Reserves  January 1, 2001
                                         Shares*
                                         SVB Securities  Institutional  Liquid  April 27, 2001
                                         Reserves Shares*

Citi Institutional U.S. Treasury         Class A  Shares  (all  shares  of the  January 1, 2001
Reserves                                 Fund were  designated  class A shares
                                         as of January 1, 2003)*
                                         SVB  Securities   Institutional  U.S.  March 26, 2003
                                         Treasury Reserves Shares*

Citi Institutional Tax Free Reserves     N/A*                                   January 1, 2001

Citi Institutional Cash Reserves         Class I*                               January 1, 2001
                                         Class L*                               January 1, 2001
                                         Class O*                               January 1, 2001
                                         Class S*                               January 1, 2001
                                         SVB Securities Horizon Shares*         April 27, 2001

Citi Institutional Enhanced Income Fund  Class I*                               August 17, 2002
                                         Class Y*                               August 17, 2002
                                         SVB   Securities    Enhanced   Income  August 17, 2002
                                         Shares*

Variable Annuity Portfolios
Smith    Barney    Small   Cap   Growth                                         September 5, 2000
Opportunities Portfolio

* Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended.